                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                            TIAA-CREF Life Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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

[LOGO] TIAA        730 Third Avenue
       CREF        New York, NY 10017-3206


TIAA-CREF LIFE FUNDS
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS -- NOVEMBER 9, 2001

This notice is being given to the owners of the Personal Annuity Select variable annuity contracts and the Single Premium Immediate Annuity variable annuity contracts (together, the "variable contracts") issued by TIAA-CREF Life Insurance Company ("TIAA-CREF Life"). As an owner of a variable contract, you are entitled to give voting instructions in connection with shareholders meetings of the TIAA-CREF Life Funds, the funds underlying the variable investment accounts of TIAA-CREF Life Separate Account VA-1 established by TIAA-CREF Life (the "Separate Account").

The TIAA-CREF Life Funds (the "Funds") will hold a special meeting of shareholders at 730 Third Avenue, New York, New York, on November 9, 2001, at 11:15 a.m. on the 17th Floor. The meeting agenda is:

     1. To elect sixteen new trustees of the Funds to serve until their successors are elected and qualified; and

     2. To address any other business that may properly come before the meeting.

The Separate Account and Teachers Insurance and Annuity Association of America ("TIAA") are the only shareholders of the Funds. However, the Separate Account hereby is soliciting and agreeing to vote its shares of the Funds at the special meeting according to timely instructions received from owners of the variable contracts who have amounts allocated to the Separate Account's variable investment accounts that are invested in such shares.

As a variable contract owner of record as of September 30, 2001, you have the right to instruct TIAA-CREF Life how to vote its shares of the Funds attributable to your variable contract. To assist you in giving your instructions, we have enclosed a voting instruction form reflecting the number of shares of the Funds for which you are entitled to give voting instructions. In addition, a proxy statement is attached to this notice describing the matters to be voted on at the special meeting and any adjournments of that meeting.


                                            By order of the Board of Trustees,

                                            /s/ Lisa Snow

                                            Lisa Snow
                                            Secretary

PLEASE VOTE AS SOON AS POSSIBLE BEFORE THE SPECIAL MEETING. YOU CAN VOTE QUICKLY AND EASILY OVER THE INTERNET OR BY MAIL. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED VOTING INSTRUCTION FORM.

October 12, 2001

TIAA-CREF LIFE FUNDS

PROXY STATEMENT FOR SPECIAL MEETING
TO BE HELD ON NOVEMBER 9, 2001

     This proxy statement has been sent on behalf of the TIAA-CREF Life Funds (the "Funds") by TIAA-CREF Life Separate Account VA-1 (the "Separate Account"), a separate account of TIAA-CREF Life Insurance Company ("TIAA-CREF Life"), to the owners of the Personal Annuity Select variable annuity contracts and the Single Premium Immediate Annuity variable annuity contracts (together, the "variable contracts") issued by TIAA-CREF Life.

     This proxy statement has been sent to you to ask for your voting instructions for use at a special meeting of shareholders of the Funds to elect sixteen new trustees of the Funds. The special meeting is being held on November 9, 2001, at 11:15 a.m. at 730 Third Avenue, New York, New York. The proxy statement and voting instruction form were mailed starting on or about October 12, 2001.

HOW DO I PROVIDE MY INSTRUCTIONS?

     You can provide your instructions in two ways:

     (1) By marking, signing, and mailing the enclosed voting instruction form in the envelope provided;

          or

     (2) Through the Internet at https://vote.proxy-direct.com (or by going to our Web site at www.tiaa-cref.org).

     If you give instructions by Internet, please use the "control" number that appears in the upper-right corner of your voting instruction form. PLEASE DON'T MAIL YOUR VOTING INSTRUCTION FORM IF YOU VOTE BY INTERNET.

CAN I CANCEL OR CHANGE MY INSTRUCTION?

    You can change or cancel your instructions at any time up until November 9, 2001 at 11:00 a.m. You can do this by executing and returning a later-dated voting instruction form or sending new instructions through the Internet.

HOW DOES THE VOTING AND INSTRUCTION PROCESS WORK?

    The Separate Account and Teachers Insurance and Annuity Association of America ("TIAA") are the only shareholders of the Funds. The Separate Account will votes its shares of the Funds at the special meeting according to the timely instructions received from the owners of the variable contracts who have amounts allocated to the Separate Account's investment accounts that are invested in such shares.

    The number of Fund shares for which a variable contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the investment account of the Separate Account attributable to such variable contract owner as of September 30, 2001. Each share of a Fund's outstanding capital stock is entitled to one vote and fractional votes are counted.

    The Separate Account will vote shares attributable to the variable contracts for which no voting instructions are received in the same proportion (for, against, or abstain) as the voting instructions received on all outstanding contracts. If a voting instruction form is received that does not specify a choice, the Separate Account will vote FOR the election of the sixteen nominees for trustee. At this time, we don't know of any other matters being presented at the meeting. If other matters are brought before the meeting, the Separate Account will vote using its own best judgment.

WHO MAY VOTE AT THE MEETING; HOW MANY VOTES DO SHAREHOLDERS GET?

    At the special meeting, the shareholders of each of the TIAA-CREF Life Funds (i.e., Stock Index, Growth Equity, Growth & Income, International Equity and Social Choice Equity), voting together, will be entitled to elect the trustees.

    Each person having voting rights on September 30, 2001, may vote at the meeting. Set forth below are the percentages of total outstanding shares of each of the TIAA-CREF Life Funds held by the Separate Account and TIAA on September 20, 2001:

                                    NUMBER OF         % HELD BY       % HELD BY
        FUND                    OUTSTANDING SHARES  SEPARATE ACCOUNT    TIAA
  Stock Index                  3,621,882.512 shares     71.04%        28.96%
  Growth Equity                3,456,989.636 shares     42.00%        58.00%
  Growth & Income              2,886,840.296 shares     29.86%        70.14%
  International Equity         2,639,923.957 shares     23.69%        76.31%
  Social Choice Equity         1,185,293.401 shares     14.22%        85.78%
        Total                  13,790,929.802 shares    41.19%        58.81%

    The number of the Funds' shares attributable to you as a contract owner is determined by dividing your interest in the applicable variable investment account by the net asset value of the applicable Fund.

HOW MANY VOTES ARE NEEDED FOR A QUORUM OR TO PASS A VOTE?

    We will have a quorum for the meeting if 10 percent of the votes entitled to be cast are voted. Abstentions are counted in determining whether a quorum has been reached. The outcome of the election of trustees vote will be decided by a plurality of the eligible votes present in person or represented by proxy. Abstentions are not counted in determining the actual voting results. No votes are cast by brokers.

I. ELECTION OF TRUSTEES

     In an effort to make the governance of the funds in the TIAA-CREF Fund Complex (which consists of the College Retirement Equities Fund, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA Separate Account VA-1, and the Funds) more efficient and consistent, the Funds' Board of Trustees have determined that the same individuals that serve on the boards of the other funds in the TIAA-CREF Fund Complex should serve on the Board of Trustees of the Funds. On October 8, 2001, the Funds' Board of Trustees resolved to nominate the individuals listed below to serve as trustees of the Funds and to tender their resignations effective upon the election and qualification of their successors.

     At this special meeting, you will be asked to elect the sixteen nominees as trustees of the Funds to serve until their successors are elected and qualified. Below is information about the nominees. In addition to the information listed, each of the nominees also serves on the boards of trustees of CREF, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds, and are nominees to serve as members of the Management Committee of TIAA Separate Account VA-1.

ROBERT H. ATWELL, 70, has been president emeritus of the American Council on Education and a senior consultant for A.T. Kearney since November 1996. Mr. Atwell is a trustee emeritus of St. Norbert College, a trustee of Eckerd College, and a director of Education Management Corp. and Collegis, Inc. He has served as a trustee in the TIAA-CREF Fund Complex since 1989.

ELIZABETH E. BAILEY, 62, is the John C. Hower Professor of Public Policy and Management at The Wharton School of the University of Pennsylvania. Dr. Bailey is a director of CSX Corporation and Philip Morris Companies Inc. She is also a trustee of the National Bureau of Economic Research, the Brookings Institution, and Bancroft NeuroHealth. She received an A.B. from Radcliffe College, an M.S. from Stevens Institute of Technology, and a Ph.D. from Princeton University. She has served as a trustee in the TIAA-CREF Fund Complex since 1986.

JOHN H. BIGGS,* 65, is chairman, president, and chief executive officer of TIAA and CREF. Mr. Biggs also serves as a trustee of TIAA, TIAA-CREF Investment Management, LLC (Investment Management) and TIAA-CREF Individual & Institutional Services, Inc. (Services), and is a director of Teachers Personal Investors Services, Inc. (TPIS), Teachers Advisors, Inc. (Advisors) and TIAA-CREF Trust Company, FSB. Mr. Biggs is a director of The Boeing Company, Ralston Purina Company, the National Bureau of Economic Research, the American Council of Life Insurers and United Way of New York City. He is a trustee of the Danforth Foundation, the Public Oversight Board, the J. Paul Getty Trust, the International Accounting Standards Committee Foundation, and Washington University in St. Louis. Mr. Biggs received an A.B. from Harvard University and a Ph.D. from Washington University in St. Louis. He has served as a trustee in the TIAA-CREF Fund Complex since 1983.

JOYCE A. FECSKE, 54, is vice president emerita at DePaul University. Until February 1994, she was vice president for human resources at DePaul University. She received a B.A. and an M.A. from DePaul University. She has served as a trustee in the TIAA-CREF Fund Complex since 1993.

EDES P. GILBERT, 69, is acting president of Independent Educational Services. Previously, she was head of The Spence School and headmistress of the Mary Institute. Ms. Gilbert serves on the board of trustees of Lesley College. After receiving a B.A. from Vassar College, Ms. Gilbert received an M.Ed. from Lesley College, Graduate School of Education. She has served as a trustee in the TIAA-CREF Fund Complex since 1989.

MARTIN J. GRUBER, 64, has been Nomura Professor of Finance at the New York University Stern School of Business since 1987 and served as chairman of its Department of Finance from 1989 to September 1997. Dr. Gruber is a past president of the American Finance Association. He also serves on the boards of Deutsche Asset Management B.T. Funds, the S.G. Cowen family of Funds, Japan Equity Fund Inc., Singapore Equity Fund, Inc., and the Thai Equity Fund, Inc. He received an S.B. from the Massachusetts Institute of Technology and an M.B.A. and Ph. D. from the Columbia University Graduate School of Business. He has served as a trustee in the TIAA-CREF Fund Complex since 2000 and as a trustee of TIAA from 1996 to 2000.

NANCY L. JACOB, 58, is president and managing principal of Windermere Investment Associates. She was previously chairman and chief executive officer of CTC Consulting, Inc. and executive vice president, U.S. Trust of the Pacific Northwest. Dr. Jacob received a B.A. from the University of Washington and a Ph.D. from the University of California, Irvine. She has served as a trustee in the TIAA-CREF Fund Complex since 1979.

MARJORIE FINE KNOWLES, 61, is a professor of law at Georgia State University College of Law, where she also served as dean until 1991. Formerly, she was a professor of law at the University of Alabama College of Law. She is a director of the Center for Working Capital and on the board of advisors for the International Center for Corporate Governance and Accountability. She has also been a consultant to the Ford Foundation. She received her A.B. from Smith College and her LL.B. from Harvard Law School. She has served as a trustee in the TIAA-CREF Fund Complex since 1983.

MARTIN L. LEIBOWITZ,* 65, is the chief investment officer of the Funds and has been vice chairman and chief investment officer of TIAA and CREF since November 1995. He was executive vice president, Investments, CREF and TIAA, from June 1995 to November 1995. Formerly, he was a managing director -- director of research, and a member of the executive committee of Salomon Brothers, Inc. Mr. Leibowitz is a trustee of TIAA and Investment Management, and a director of Advisors and TIAA-CREF Life Insurance Company. He is also president of Investment Management and Advisors and chief investment officer of TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, and TIAA-CREF Life Funds. Mr. Leibowitz is a trustee of the Institute for Advanced Study at Princeton and the Research Foundation of the Institute of Chartered Financial Analysts. He is also a member of The Rockefeller University Council and the board of overseers of the New York University Stern School of Business and a trustee of the Carnegie Corporation of New York. Mr. Leibowitz also serves on the investment advisory committee for the New York State Common Retirement Fund, the University of Chicago, and Harvard University. He received a B.A. and an M.S. from the University of Chicago, and a Ph.D. from New York University's Courant Institute of Mathematical Sciences. He has served as a trustee in the TIAA-CREF Fund Complex since 1995.

BEVIS LONGSTRETH,* 67, has been of counsel at the law firm of Debevoise & Plimpton since 1998. Formerly, he was a partner of the same firm. He was an adjunct professor at Columbia University School of Law from 1994 to 1999. Mr. Longstreth is a member of the board of directors of AMVESCAP, PLC. He is also chairman of the finance committee of the Rockefeller Family Fund, and chairman of the investment committee of the Nathan Cummings Foundation. He is also a trustee of the New School University. Mr. Longstreth received a B.S.E. from Princeton University and a J.D. from Harvard University. He has served as a trustee in the TIAA-CREF Fund Complex since 1996.

STEPHEN A. ROSS, 57, has been the Franco Modigliani Professor of Finance and Economics at the Sloan School of Management at the Massachusetts Institute of Technology since July 1998. He was previously the Sterling Professor of Economics and Finance at the Yale School of Management at Yale University. Dr. Ross is also co-chairman of Roll & Ross Asset Management Corp., a director of Freddie Mac and Algorithmics, Incorporated, and a trustee of the California Institute of Technology. He received a B.S. from the California Institute of Technology and a Ph.D. from Harvard University. He has served as a trustee in the TIAA-CREF Fund Complex since 1981.

NESTOR V. SANTIAGO, 52, has been vice president and chief investment officer for the Howard Hughes Medical Institute since February 2000. From 1994 to 2000, he was the head of the investment office for the International Monetary Fund. Mr. Santiago serves on the board of directors of the Bank-Fund Credit Union and the Emerging Markets Growth Fund, Inc. He is also financial advisor to the Margaret McNamara Memorial Fund, investment advisor to the World Bank Staff Association, a member of the investment committee of Arena Stage, and chairman of the finance council of Holy Trinity Church. Mr. Santiago received a B.S. in Chemical Engineering from the University of the Philippines and an M.B.A. from Harvard University. He has served as a trustee in the TIAA-CREF Funds Complex since 2000.

EUGENE C. SIT, 63, is chairman, chief executive officer, and chief investment officer of Sit Investment Associates, Inc. and Sit/Kim International Investment Associates, Inc. Both are investment management firms. He also serves as chairman and director of registered investment companies managed by Sit Investment Associates, Inc. Mr. Sit currently serves as a trustee of Carleton College, the Minnesota Historical Society, and the Minnesota Orchestral Association. He received a B.S.C. from DePaul University, and is both a Chartered Financial Analyst and Certified Public Accountant. He has served as a trustee in the TIAA-CREF Fund Complex since 1991.

MACEO K. SLOAN, 51, has been the chairman and chief executive officer of Sloan Financial Group, Inc. and NCM Capital Management Group, Inc., since 1991. Mr. Sloan is a director of SCANA Corporation and Mechanics and Farmers Bancorp, Inc. Mr. Sloan received a B.A. from Morehouse College, an M.B.A. from Georgia State University, and a J.D. from North Carolina Central University School of Law. He has served as a trustee in the TIAA-CREF Fund Complex since 1991.

     * Because Messrs. Biggs and Leibowitz are officers of TIAA, they are deemed to be "interested persons" of VA-1 within the meaning of the Investment Company Act of 1940. Mr. Longstreth may be considered an "interested person" of VA-1 because he is associated with a law firm that has acted as counsel to TIAA.

DAVID K. STORRS, 57, has been president and chief executive officer of Alternative Investment Group, L.L.C., an investment management firm, since August 1996. From January 1996 to October 1996, he was adviser to the president, The Common Fund, a collective investment vehicle for college and university endowments. He had been president and chief executive officer of The Common Fund since January 1993. He is also a director of thirteen money market funds sponsored by Alliance Capital Management. He received a B.A. from Yale University and an M.B.A. from Harvard University Graduate School of Business Administration. He has served as a trustee in the TIAA-CREF Fund Complex since 1994.

ROBERT W. VISHNY, 42, is the Eric J. Gleacher Distinguished Service Professor of Finance at the University of Chicago Graduate School of Business where he has taught since 1985. He is also a founding partner of LSV Asset Management, an investment management firm. He is the former director of the program in corporate finance at the National Bureau of Economic Research. Dr. Vishny received an A.B. from The University of Michigan and a Ph.D. from the Massachusetts Institute of Technology. He has served as a trustee in the TIAA-CREF Fund Complex since 1996.

     As of September 20, 2001: (1) none of the current trustees or nominees owned as much as 1% of the outstanding voting securities of any of the Funds or interests in the variable investment accounts of the Separate Account; and (2) the current trustees and officers, as a group, did not own more than 1% of the outstanding voting securities of any of the Funds or interests in the variable investment accounts of the Separate Account.

     Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the persons named on the voting instruction form may cast their votes for a substitute at their discretion.

COMMITTEES

     The Board appoints certain committees with specific responsibilities for aspects of the Funds' operations. Currently, the Board has the following committee:

     An Audit Committee, consisting solely of independent members who are not officers of the Funds, which audits and examines the records and affairs of the Funds as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter which is available upon request. The Audit Committee held no meetings in 2000, and has held two meetings in 2001. The current members of the Audit Committee are Laurence W. Franz (chair), Jeanmarie C. Grisi, and Richard M. Norman.

     Following this special meeting, it is anticipated that the Board will create and appoint members to serve on the following new committees:

     A Corporate Governance and Social Responsibility Committee, consisting solely of members who are not officers of the Funds, which will address all corporate social responsibility and corporate governance issues including the voting of the Funds' shares and the initiation of appropriate shareholder resolutions.

     An Executive Committee, which generally will be vested with full Board powers between full Board of Trustees meetings on matters not specifically addressed by the full Board.

     A Finance Committee, which will oversee the management of the Funds' investments subject to appropriate oversight by the full Board.

     A Nominating and Personnel Committee, consisting solely of members who are not officers of the Funds, which nominates certain officers and the standing committees of the Board, and recommends candidates for election as trustees.

MEETINGS

     During 2000, there were four meetings of the Board of Trustees and no committee meetings. All trustees attended at least 75% of the meetings of the Board of Trustees, except for Ms. Grisi, who attended 50% of the meetings of the Board of Trustees.

TRUSTEE COMPENSATION

     The following table sets forth the compensation paid to the TIAA-CREF Life Funds' trustees and the TIAA-CREF Fund Complex for the year ended December 31, 2000.

                                              (3)              (4)
                              (2)            PENSION OR        ESTIMATED          (5)
                           AGGREGATE         RETIREMENT         ANNUAL           TOTAL
         (1)             COMPENSATION     BENEFITS ACCRUED     BENEFITS      COMPENSATION
   NAME OF PERSON,      FROM TIAA-CREF       AS PART OF          UPON       FROM TIAA-CREF
      POSITION            LIFE FUNDS        FUND EXPENSES     RETIREMENT     FUND COMPLEX
  Laurence W. Franz,        $1,800              $-0-             $-0-           $9,000
  Trustee
 Jeanmarie C. Grisi,        $1,400              $-0-             $-0-           $7,000
  Trustee
 Richard M. Norman,         $1,800              $-0-             $-0-           $9,000
  Trustee

     Trustees who are active officers of the Funds did not receive any additional compensation for their services as trustees.

II. THE INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     Ernst & Young LLP (Ernst & Young) served as independent auditors to the Funds for the fiscal year ended December 31, 2000. At a meeting held on June 18, 2001, the Board of Trustees, including a majority of non-officer trustees, ratified the selection of Ernst & Young by the Audit Committee to serve as independent auditors for the Funds for the fiscal year ending December 31, 2001. Ernst & Young performs independent audits of the Funds' financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Funds, as a policy, do not engage Ernst & Young for management advisory or consulting services.

     Representatives of Ernst & Young will be available at the special meeting to respond to questions.

AUDIT FEES

     Ernst & Young's fees for professional services rendered for the audit of the Funds' annual financial statements for the year ended December 31, 2000 were $94,275.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No financial information systems design and implementation nor any other management consulting services were rendered by Ernst & Young in 2000 to (i) the Funds, and their adviser or affiliates of the adviser performing services for the Funds (Service Providers), (ii) TIAA or (iii) any other TIAA or CREF affiliated entity.

ALL OTHER FEES

     Ernst & Young's fees for all other services provided to the Funds and its Service Providers in 2000 totaled $761,375, including $461,500 for the audit of annual financial statements of TIAA ($379,000) and the other Service Providers, $283,875 for other audit-related services, and $16,000 for tax services.

     The Audit Committee of the Funds' board of trustees has determined that the provision of these services is compatible with maintaining Ernst & Young's independence.


III. ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

     Below is information about the Funds' executive officers. These executive officers are selected at least annually by the Board of Trustees. Mr. Leibowitz, who is a nominee for trustee and who is the Chief Investment Officer of the Funds, is not listed again here.

RICHARD J. ADAMSKI, 59, is vice president and treasurer of the Funds. He has served as vice president and treasurer, TIAA and CREF, since March 1991. Mr. Adamski is also vice president and treasurer of TIAA-CREF Investment Management, LLC (Investment Management), TIAA-CREF Individual & Institutional Services, Inc. (Services), Teachers Personal Investors Services, Inc. (TPIS), Teachers Advisors, Inc. (Advisors), TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds (Institutional Funds), TIAA Separate Account VA-1 (VA-1), TIAA-CREF Life Insurance Company (TIAA-CREF Life), and TIAA-CREF Tuition Financing, Inc. (Tuition Financing).

SCOTT C. EVANS, 42, is an executive vice president of the Funds. He has served as executive vice president, TIAA and CREF, since September 1997; from March 1997 to September 1997, managing director -- CREF Account, CREF and TIAA; from March 1994 to March 1997, second vice president, CREF and TIAA. Mr. Evans is executive vice president of Investment Management, Advisors, and VA-1. Mr. Evans is also a director of TIAA-CREF Life.

MARTIN E. GALT, III, 59, is the Chairman of the Board and President of the Funds. He has served as executive vice president and president, TIAA-CREF Investment Products, TIAA and CREF, since February 2000. From February 1997 to January 2000, Mr. Galt was executive vice president and president, Institutional Investments, of Bank of America (formerly, NationsBank) and principal investment officer of NationsBank. Prior to that, he was chairman and chief executive officer, Boatman's Trust Company. Mr. Galt is currently president of the TIAA-CREF Mutual Funds, the Institutional Funds, and VA-1, a member of the management committee of VA-1, a director and president of Tuition Financing and TPIS, and a director of TIAA-CREF Life and TIAA-CREF Trust Company, FSB.

RICHARD L. GIBBS, 54, is an executive vice president and chief financial officer of the Funds. He has served as executive vice president, TIAA and CREF, since March 1993. Mr. Gibbs is also executive vice president of Investment Management, Advisors, and Tuition Financing, executive vice president of VA-1 and TIAA-CREF Life, and a director of TIAA-CREF Life and Tuition Financing.

BERTRAM L. SCOTT, 50, is an executive vice president of the Funds. He has served as executive vice president, TIAA and CREF, and president, TIAA-CREF Life Insurance Company, since November 2000. From May 1996 to November 2000, Mr. Scott was president and chief executive officer, Horizon Mercy. Mr. Scott is currently the chairman of the board, president and chief executive officer of TIAA-CREF Life, and executive vice president of VA-1. Mr. Scott is Chairman of the American Heart Association -- Heritage Affiliate, Chairman of the Center For Health Care Strategies, Inc. -- Improving Asthma Care for Children National Advisory Committee and Chairman of the State of New Jersey, Black Infant Mortality Reduction Advisory Panel.

DEANNE J. SHALLCROSS, 52, is an executive vice president of the Funds. She has served as executive vice president, TIAA and CREF, since June 1998; prior to that, vice president, Marketing, TIAA and CREF. Ms. Shallcross is also executive vice president of Services and VA-1. She is on the board of the Marketing Science Institute.

LISA SNOW, 45, is vice president and chief counsel, Corporate Law, and Secretary of the Funds, Investment Management, Advisors, Services, TPIS, and VA-1. She is also vice president and chief counsel, Corporate Law, TIAA, CREF, and Tuition Financing.

JOHN A. SOMERS, 57, is an executive vice president of the Funds. He has served as executive vice president, TIAA and CREF, since April 1996; prior to that, senior vice president, Mortgage and Real Estate, TIAA and CREF. Mr. Somers is also executive vice president of Investment Management, VA-1, and Advisors and a director of TIAA-CREF Life. He is on the boards of the Guardian Life Insurance Company of America, the Emigrant Savings Bank, and the Community Preservation Corporation.

CHARLES H. STAMM, 62, is executive vice president and general counsel of the Funds. He is executive vice president and general counsel, TIAA and CREF. Mr. Stamm also serves as a trustee of Investment Management and Services, as a director of TPIS, Advisors, TIAA-CREF Trust Company, FSB, Tuition Financing, and TIAA-CREF Life and as executive vice president and general counsel of VA-1 and Tuition Financing.

The address for all officers of the Funds is 730 Third Avenue, New York, New York 10017-3206.

INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

     Teachers Advisors, Inc. (Teachers Advisors) manages the assets of the Funds. It is a subsidiary of TIAA that is registered as an investment adviser under the Investment Advisers Act of 1940.

    The Funds' shares are distributed by Teachers Personal Investors Services, Inc. (TPIS), a subsidiary of TIAA that is registered as a broker-dealer and is a member of the National

Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York membership corporation, owns all of the stock of TIAA.

The address for Teachers Advisors and TPIS is 730 Third Avenue, New York, New York 10017-3206.

IV. OTHER MATTERS
--------------------------------------------------------------------------------

MEANS OF SOLICITING PROXIES

    This proxy solicitation will be conducted mainly by mail and the Internet, but it may also be by any other method of electronic communication, or by personal interview.

PROPOSALS OF PERSONS WITH VOTING RIGHTS

Any shareholder proposals to be included in the proxy statement for the Funds' next annual or special meeting must be received by the Funds within a reasonable period of time prior to that meeting. The Funds have no current plans to hold an annual or special meeting in 2002.

ANNUAL REPORTS

    If you would like to see the most recent semi-annual and annual reports for the Funds, you can use our on-line request form to order print versions electronically. Or, you can call 1 800 842-2733, extension 5509 or write to us at 730 Third Avenue, New York, New York 10017-3206.

[LOGO] TIAA                   TIAA-CREF LIFE FUNDS       VOTING INSTRUCTION FORM
       CREF


By signing this form, I hereby instruct Martin E. Galt, III and Lisa Snow, singly or together, with power of substitution in each, to vote the shares of the TIAA-CREF Life Funds, as to which I am entitled to give instructions, at a special meeting of shareholders to be held on November 9, 2001, at 11:15 a.m. at 730 Third Avenue, New York, New York, and any adjournment or postponement thereof. They will vote as I instruct. IF NO DIRECTIONS ARE GIVEN, OR IF THE INSTRUCTIONS ARE CONTRADICTORY, THEY WILL VOTE (i) FOR THE ELECTION OF ALL LISTED NOMINEES; AND (ii) AT THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR IF A NOMINEE IS NOT AVAILABLE FOR ELECTION.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com CONTROL NUMBER: 999 9999 9999 999


                            NOTE: When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate your full name and title.

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                              11883_ TCLF_PA_SEL


 IF VOTING BY MAIL, PLEASE SIGN, DATE, AND RETURN THIS VOTING INSTRUCTION FORM
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



PLEASE MARK VOTES AS IN THIS EXAMPLE: /X/


THE MANAGEMENT COMMITTEE RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.

                                                                                                          FOR   WITHHOLD   FOR ALL
                                                                                                          ALL      ALL      EXCEPT
1. Election of Trustees. Nominees:
   01 Robert H. Atwell       02 Elizabeth E. Bailey    03 John H. Biggs       04 Joyce A. Fecske
   05 Edes P. Gilbert        06 Martin J. Gruber       07 Nancy L. Jacob      08 Marjorie Fine Knowles    / /      / /        / /
   09 Martin L. Leibowitz    10 Bevis Longstreth       11 Stephen A. Ross     12 Nestor V. Santiago
   13 Eugene C. Sit          14 Maceo K. Sloan         15 David K. Storrs     16 Robert W. Vishny


To provide instructions to withhold your vote from any nominee, mark the "For All Except " box and strike a line through the nominee's name above.

Unless you have voted by Internet, please sign and date this ballot and return it in the enclosed postage-paid envelope to Alamo Direct TIAA- CREF's Proxy Tabulator, PO Box 9043, Smithtown, NY 11787-9841. Alamo Direct has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot. If you vote by Internet your vote authorizes the persons named on the front of your voting instructions form to vote the shares of the Funds in the same manner as if you marked, signed, and returned your instruction form. All votes cast by Internet or instruction form must be received by 11:00 a.m. (eastern time) on November 9, 2001. If you vote via the Internet, please do NOT mail back your instruction form.

PROXY DIRECT Internet Voting            https://vote.proxy-direct.com/index.asp.

SHAREHOLDER LOGIN                                               PROXY DIRECT(TM)

You can now submit your voting instructions online. To do so, please enter your Proxy Control Number in the area below. Your Internet Voting Control Number is located on your voting instruction card and is identified as CONTROL NUMBER or INTERNET CONTROL NUMBER. If you have received multiple voting instruction cards, each card has its own control number; you will need to login and provide your voting instructions separately for each such distinct Control Number.

Enter Control Number here:   -   -   -     CONTINUE
                          --- --- --- ---

            Your browser must support JavaScript 1.1 or higher and be
           able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips.
             If you are unable to vote your proxy using this service
          because of techincal difficulties, you should refer to your
                    Proxy Package for other voting options.

                                   [GRAPHIC]
                              Verisign Secure Site
                                Click to verify

       (C)2001 PROXY DIRECT(TM)- SERVICE OF ALAMO DIRECT MAIL SVCS, INC.
                              ALL RIGHTS RESERVED.


                                     1 of 1

PROXY DIRECT Internet Voting            https://vote.proxy-direct.com/index.asp.

LEGAL STATEMENT                                                 PROXY DIRECT(TM)

                                [LOGO] TIAA CREF

By signing this form, I hereby instruct Martin E. Galt, III and Lisa Snow, singly or together, with power of substitution in each, to vote the shares of the TIAA-CREF Life Funds, as to which I am entitled to give instructions, at a special meeting of shareholders to be held on November 9, 2001, at 11:15 a.m. at 730 Third Avenue, New York, New York, and any adjournment or postponement thereof. They will vote as I instruct. IF NO DIRECTIONS ARE GIVEN, OR IF THE INSTRUCTIONS ARE CONTRADICTORY, THEY WILL VOTE (i) FOR THE ELECTION OF ALL LISTED NOMINEES; AND (ii) AT THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR IF A NOMINEE IS NOT AVAILABLE FOR ELECTION.

When you vote by Internet your vote authorizes the persons named above to vote the shares of the Funds in the same manner as if you marked, signed, and returned your instruction form. All votes cast by Internet or instruction form must be received by 11:00 a.m. (eastern time) on November 9, 2001. If you vote via the Internet, please do NOT mail back your proxy card.

                     [GRAPHIC] CLICK HERE TO ACKNOWLEDGE...


                                     1 of 1

PROXY DIRECT Internet Voting    https://vote.proxy-direct.com/index.asp?x...%20%28Eastern%20Daylight%20Time%29%202001.

TIAA-CREF LIFE FUNDS                                            PROXY DIRECT(TM)

                                [LOGO] TIAA CREF

[GRAPHIC] Below is the list of your holdings. Text next to each holding's name indicates whether you wish to vote as the Board recommends or to submit your individual instructions. To change between BOARD RECOMMENDED and INDIVIDUAL instructions, click on the name of the holding; then follow the additional instructions. Unless you click on the name of the holding and the vote of your choice, your vote will automatically be recorded on the proposal as recommended by the Board.

            YOU MUST CLICK VOTE NOW! BUTTON TO COMPLETE YOUR SESSION

                    PLEASE CLICK HERE FOR AN IMPORTANT NOTE

-----------------------------------------------------------------------------------------------
                LIST OF YOUR HOLDINGS                           VOTING INSTRUCTIONS
-----------------------------------------------------------------------------------------------
[GRAPHIC] TIAA-CREF Life Funds                           [GRAPHIC] as recommended by the Board
-----------------------------------------------------------------------------------------------
[GRAPHIC] CLICK ON ARROW TO MODIFY VOTING INSTRUCTIONS
-----------------------------------------------------------------------------------------------

[GRAPHIC] HELP ME...
If you need help navigating the site or experience problems during your online session, this page may provide you with answers

[GRAPHIC] CANCEL
You can quit Internet voting at any time. However, your voting instructions set up during this session will be disregarded

[GRAPHIC] VOTE NOW!
Once you have completed selection of your voting instructions and are ready to submit them for processing, click the Vote Now! button


                                     1 of 1

PROXY DIRECT Internet Voting    https://vote.proxy-direct.com/index.asp?x...%20%28Eastern%20Daylight%20Time%29%202001.

TIAA-CREF LIFE FUNDS                                            PROXY DIRECT(TM)

SHAREHOLDER:        JOHN P. SAMPLE                              [LOGO]
                    ALAMO DIRECT MAIL SERVICES, INC.            TIAA
                    23-10 SQUARE CIRCLE LANE                    CREF
                    SOMEOLDTOWN, TS 12345-6789
ACCOUNT:            ALAMO-TST01 / 008-XXXX-XXXX-061
PREVIOUS VOTE:      NONE - TESTING APPS/TR SETUP

                              TIAA-CREF LIFE FUNDS

         APPLICABLE CAMPAIGN PROPOSALS                  MARK ALL [GRAPHIC]  FOR        WITHHOLD
1.01  Elect Robert H. Atwell as a member of the Management Committee       |x|For    | |Withhold
1.02  Elect Elizabeth E. Bailey as a member of the Management Committee    |x|For    | |Withhold
1.03  Elect John H. Biggs as a member of the Management Committee          |x|For    | |Withhold
1.04  Elect Joyce A. Fecske as a member of the Management Committee        |x|For    | |Withhold
1.05  Elect Edes P. Gilbert as a member of the Management Committee        |x|For    | |Withhold
1.06  Elect Martin J. Gruber as a member of the Management Committee       |x|For    | |Withhold
1.07  Elect Nancy L. Jacob as a member of the Management Committee         |x|For    | |Withhold
1.08  Elect Marjorie Fine Knowles as a member of the Management Committee  |x|For    | |Withhold
1.09  Elect Martin L. Leibowitz as a member of the Management Committee    |x|For    | |Withhold
1.10  Elect Bevis Longstreth as a member of the Management Committee       |x|For    | |Withhold
1.11  Elect Stephen A. Ross as a member of the Management Committee        |x|For    | |Withhold
1.12  Elect Nestor A. Santiago as a member of the Management Committee     |x|For    | |Withhold
1.13  Elect Maceo K. Sloan as a member of the Management Committee         |x|For    | |Withhold
1.14  Elect Eugene C. Sit as a member of the Management Committee          |x|For    | |Withhold
1.15  Elect David K. Storrs as a member of the Management Committee        |x|For    | |Withhold
1.16  Elect Robert W. Vishny as a member of the Management Committee       |x|For    | |Withhold
                                                                           ---------------------
                                                                            VOTING INSTRUCTIONS [GRAPHIC]

[GRAPHIC] Answers have been marked according to the Board's recommendations.
          Please change responses as appropriate before submission.

[GRAPHIC] CANCEL [GRAPHIC] CONTINUE


                                     1 of 1

PROXY DIRECT Internet Voting    https://vote.proxy-direct.com/index.asp?x...%20%28Eastern%20Daylight%20Time%29%202001

TIAA-CREF LIFE FUNDS                                            PROXY DIRECT(TM)

                                [LOGO] TIAA CREF

[GRAPHIC] Below is the list of your holdings. Text next to each holding's name indicates whether you wish to vote as the Board recommends or to submit your individual instructions. To change between BOARD RECOMMENDED and INDIVIDUAL instructions, click on the name of the holding; then follow the additional instructions. Unless you click on the name of the holding and the vote of your choice, your vote will automatically be recorded on the proposal as recommended by the Board.

            YOU MUST CLICK VOTE NOW! BUTTON TO COMPLETE YOUR SESSION

                    PLEASE CLICK HERE FOR AN IMPORTANT NOTE

-----------------------------------------------------------------------------------------------
                LIST OF YOUR HOLDINGS                           VOTING INSTRUCTIONS
-----------------------------------------------------------------------------------------------
[GRAPHIC] TIAA-CREF Life Funds                           [GRAPHIC] as recommended by the Board
-----------------------------------------------------------------------------------------------
[GRAPHIC] CLICK ON ARROW TO MODIFY VOTING INSTRUCTIONS
-----------------------------------------------------------------------------------------------

[GRAPHIC] HELP ME...
If you need help navigating the site or experience problems during your online session, this page may provide you with answers

[GRAPHIC] CANCEL
You can quit Internet voting at any time. However, your voting instructions set up during this session will be disregarded

[GRAPHIC] VOTE NOW!
Once you have completed selection of your voting instructions and are ready to submit them for processing, click the Vote Now! button


                                     1 of 1

PROXY DIRECT Internet Voting    https://vote.proxy-direct.com/index.asp?x...%20%28Eastern%20Daylight%20Time%29%202001.

TIAA-CREF LIFE FUNDS                                            PROXY DIRECT(TM)
[GRAPHIC] BACK TO HOME  [GRAPHIC] CONTACT US  [GRAPHIC] SECURITY       [GRAPHIC]

                                [LOGO] TIAA CREF

THANK YOU, YOUR VOTING INSTRUCTIONS HAVE BEEN SUBMITTED FOR PROCESSING.

IF NECESSARY, YOU CAN REVISIT INTERNET VOTING SITE ANY TIME BEFORE THE MEETING DATE ON FRIDAY, NOVEMBER 09, 2001 AT 11:00 AM [ET] TO SUBMIT NEW VOTING INSTRUCTIONS.

This is the summary of your voting instructions delivered to TIAA-CREF Life Funds. It is not a receipt or vote confirmation. You may print this page for your records.

NOTE: Internet voting for this proxy is currently in testing stage. Your vote has not been actually entered into the APPS/TR system for tabulation.

INSTRUCTIONS SUBMITTED ON FRIDAY, OCTOBER 12, 2001
TRANSACTION CODE: 2347896061-431711201

                              TIAA-CREF LIFE FUNDS
1.01  Elect Robert H. Atwell as a member of the Management Committee       VOTED FOR
1.02  Elect Elizabeth E. Bailey as a member of the Management Committee    VOTED FOR
1.03  Elect John H. Biggs as a member of the Management Committee          VOTED FOR
1.04  Elect Joyce A. Fecske as a member of the Management Committee        VOTED FOR
1.05  Elect Edes P. Gilbert as a member of the Management Committee        VOTED FOR
1.06  Elect Martin J. Gruber as a member of the Management Committee       VOTED FOR
1.07  Elect Nancy L. Jacob as a member of the Management Committee         VOTED FOR
1.08  Elect Marjorie Fine Knowles as a member of the Management Committee  VOTED FOR
1.09  Elect Martin L. Leibowitz as a member of the Management Committee    VOTED FOR
1.10  Elect Bevis Longstreth as a member of the Management Committee       VOTED FOR
1.11  Elect Stephen A. Ross as a member of the Management Committee        VOTED FOR
1.12  Elect Nestor V. Santiago as a member of the Management Committee     VOTED FOR
1.13  Elect Maceo K. Sloan as a member of the Management Committee         VOTED FOR
1.14  Elect Eugene C. Sit as a member of the Management Committee          VOTED FOR
1.15  Elect David K. Storrs as a member of the Management Committee        VOTED FOR
1.16  Elect Robert W. Vishny as a member of the Management Committee       VOTED FOR

[GRAPHIC] IF YOU WISH TO VOTE ANOTHER CARD,
          PLEASE CLICK HERE.

[GRAPHIC] BACK TO HOME  [GRAPHIC] CONTACT US  [GRAPHIC] SECURITY       [GRAPHIC](C)2000 PROXY DIRECT(TM)

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